SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                Rheometric Scientific, Inc.
       (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-(i)(2)
|_| $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)  Title of each class of securities to which transaction applies:

---------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

---------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

 ---------------------------------------------------------------
(5)  Total fee paid:

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| _|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

---------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

---------------------------------------------------------------
(3)  Filing Party:

---------------------------------------------------------------
(4)  Date Filed:

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



[ LOGO ]





                       RHEOMETRIC SCIENTIFIC, INC.
                           One Possumtown Road
                      Piscataway, New Jersey 08854



                                             June 12, 1997


Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Rheometric Scientific, Inc., to be held on July 17, 1997, at 10:00 a.m. at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey. Your Board of Directors and Management look forward to greeting personally those shareholders able to attend and to respond to any questions you may have concerning your Company.

     The matters to be acted upon at the meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

     Regardless of your plans for attending in person, it is important that your shares be represented and voted at the meeting. Accordingly, you are requested to complete, sign, date, and return the enclosed proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted, if, for any reason, you are unable to attend.

     Your interest and support in the affairs of Rheometric Scientific are appreciated.

                                   Sincerely,


                                   Robert E. Davis
                                   Chairman of the Board

                       RHEOMETRIC SCIENTIFIC, INC.
                           One Possumtown Road
                      Piscataway, New Jersey 08854
                             (908) 560-8550


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To:  The Shareholders of Rheometric Scientific, Inc.

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Rheometric Scientific, Inc. ("RSI") will be held on July 17, 1997, at 10:00 a.m. at RSI's headquarters, One
Possumtown Road, Piscataway, New Jersey, to consider and act upon the following proposals:

     1. To elect six directors to the Board of Directors, each to serve for a one-year term;

     2. To ratify the appointment by the Board of Directors of the firm of Coopers & Lybrand L.L.P. as independent auditors of RSI for the fiscal year ending December 31, 1997; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Pursuant to RSI's Bylaws, the Board of Directors has fixed the close of business on May 29, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of RSI's Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                   By Order of the Board of Directors


                                   RICHARD J. GIACCO
                                   Secretary
Piscataway, New Jersey
June 12, 1997

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE PROVIDED TO YOU. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                       RHEOMETRIC SCIENTIFIC, INC.
                           One Possumtown Road
                      Piscataway, New Jersey 08854
                             (908) 560-8550


                             PROXY STATEMENT
                     Annual Meeting of Shareholders
                              July 17, 1997


     This Proxy Statement ("Proxy Statement") is being furnished to shareholders of Rheometric Scientific, Inc. (the "Company" or "RSI") in connection with the solicitation by the Board of Directors of RSI of proxies to be used at the annual meeting of shareholders of RSI (the "Annual Meeting") to be held on July 17, 1997, at 10:00 a.m. at the Company's headquarters, One Possumtown Road, Piscataway, New Jersey, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to the shareholders of RSI on or about June 12, 1997.

     At the Annual Meeting, shareholders will be asked to (i) elect six directors to the Board of Directors, each for a one-year term (Proposal 1, see page 7); (ii) ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors of RSI for the fiscal year ending December 31, 1997 (Proposal 2, see page 15); and (iii) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Axess Corporation ("Axess"), which currently owns 76.6% of outstanding common stock of the Company ("Common Stock"), intends to vote its shares in favor of all Proposals.



            SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Each outstanding share of Common Stock entitles its owner to one vote on all matters as to which a vote is taken at the Annual Meeting. The close of business on May 29, 1997, has been fixed by the Board of Directors of RSI as the record date for determination of shareholders entitled to vote at the Annual Meeting (the "RSI Record Date"). The number of shares of Common Stock issued and outstanding and entitled to vote on the RSI Record Date was 13,161,739. The presence, in person or by proxy, of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the RSI Record Date (6,580,870 shares) is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of at least a majority of the votes cast by the holders of Common Stock entitled to vote at the Annual Meeting is required for the approval of all matters other than the election of directors. Abstentions and broker non-votes are not included as votes cast and accordingly will be excluded from the total number of votes upon which a majority is based. Thus, votes to abstain and broker non-votes will have no effect on the vote tabulation for such proposals. Directors shall be elected by a plurality vote of the outstanding shares of Common Stock present and entitled to vote at the Annual Meeting. According to the Company's Bylaws, unless otherwise provided by the New Jersey Business Corporation Act or the Company's Certificate of Incorporation, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast on the matter.

     All proxies in the enclosed form of proxy that are properly executed and returned to RSI prior to commencement of voting at the Annual Meeting will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions thereon. All executed but unmarked RSI proxies will be voted FOR approval of the Proposals set forth in this Proxy Statement. A proxy may be revoked by any shareholder who attends the Annual Meeting and gives notice of his or her intention to vote in person without compliance with any other formalities. In addition, any RSI shareholder may revoke a proxy at any time before it is voted by executing and delivering a subsequent proxy or by delivering a written notice to the Secretary of RSI, stating that the proxy is revoked. At the Annual Meeting, shareholders' votes cast, either in person or by proxy, will be tabulated by ChaseMellon Shareholder Services, the RSI transfer agent.

     The management of RSI does not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters are properly presented to the Annual Meeting for action, it is intended that the persons named in the applicable form of proxy will vote the shares represented by proxies on such matters as determined by a majority of the Board of Directors.

     The expense of printing this Proxy Statement and the proxies solicited hereby and any filing fees incurred in connection with the Proxy Statement and certain other filings will be borne entirely by RSI. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of RSI, without additional remuneration, by personal interviews, telephone, telegraph or otherwise.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
Security Ownership of Certain Beneficial Owners
     The following table sets forth information as of May 29, 1997, with respect to persons known by RSI to be the beneficial owners of more than 5% of outstanding Common Stock.

                                             No. of
                                             Shares
                                          Beneficially
            Name and Address                 Owned (1)  Percent
            ________________              ___________   _______
Axess Corporation
 100 Interchange Boulevard
 Newark, Delaware 19711                    10,076,257    76.6%



                                             No. of
                                             Shares
                                          Beneficially
            Name and Address                 Owned (1)  Percent
            ________________              ___________   _______

Mary M. Diehl
 13 Beverly Drive
 Belle Mead, New Jersey  08502                723,236     5.5%

Dr. Joesph M. Starita
 20553 State Route 245
 Marysville, Ohio 43040-05648                 751,635     5.7%


(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock (1) over which he or she has or shares voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days from May 29, 1997. "Voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. All persons shown in the table above have sole voting and investment power, except as otherwise indicated.

Security Ownership in Axess of Certain Beneficial Owners
               The following table sets forth information as of May 29, 1997, with respect to shares of Axess common stock beneficially owned by directors and executive officers of RSI.

                                     No. of Shares
Name and Title with RSI           Beneficially Owned (1)  Percent
_______________________           _____________________   _______
Robert E. Davis, Chief Executive
 Officer and Chairman of the Board      469,565            21.6%

Alexander F. Giacco, Director           469,565 (2)        21.6%

Richard J. Giacco, Director              46,957             2.6%

R. Michael Hendricks, Director          187,826 (3)         8.6%


(1) See footnote (1) in "Security Ownership of Certain Beneficial
    Owners."
(2) 446,087 shares (20.3%) are held by a revocable trust for which Mr.
    Giacco is the settlor, a beneficiary and a trustee. 23,478 shares (1.3%) are held by a company in which Mr. Giacco has sole voting power.
(3) Held by a revocable trust for which Mr. Hendricks is the settlor, a beneficiary and a trustee.

Security Ownership of Management

     The following table sets forth information as of May 29, 1997, with respect to shares of Common Stock beneficially owned by each director, director nominee and Named Executive Officer (see "EXECUTIVE COMPENSATION") of RSI and by all directors and executive officers as a group.

                                     No. of Shares
Name and Title                     Beneficially Owned (1)    Percent
______________                     ______________________    _______
Robert E. Davis, Chief Executive
 Officer, Chairman of the Board           5,000                *

Leonard Bogner, Director                     --               --

Alexander F. Giacco, Director            35,000 (2)            *

Richard J. Giacco, Director               3,000 (3)            *

R. Michael Hendricks, Director            3,000                *

Robert K. Prud'homme, Director               --               --

Matthew Bilt, Vice President,
  Human Resources                         2,000                *

Alan R. Eschbach, Executive
  Vice President                          2,240                *

Ronald F. Garritano, Vice President,
 Technology                               3,735                *

All directors and executive
 officers as a group (9 persons)        53,975                 *

* Denotes less than 1% of the outstanding shares of Common Stock.
(1) See footnote (1) in "Security Ownership of Certain Beneficial
    Owners."
(2) Includes beneficial ownership of 10,000 shares held as custodian for grandchildren.
(3) Includes beneficial ownership of 1,000 shares held in an investment partnership for the benefit of his children and managed by Mr. Giacco.


Compliance With Section 16(a) of the 1934 Act

     Section 16(a) of the 1934 Act requires the Company's officers, directors, and beneficial owners of more than 10% of the outstanding Common Stock to file reports of their ownership of Common Stock and changes in such ownership with the Securities and Exchange Commission. The Company believes that during 1996 all such filings were made on a timely basis.



                          ELECTION OF DIRECTORS
                              (PROPOSAL 1)

     The Bylaws of RSI provide that the number of directors shall not be fewer than three nor more than 15. The Board of Directors by resolution has established the number of directors to be seven. Under the Company's Certificate of Incorporation, the directors shall all be of one class.

     Although the size of the Board is seven, six directors are currently being nominated for election. The Board has elected at this time to leave one seat vacant.

     Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named in the table below as nominees. If any such director should become unavailable for any reason, which the Board of Directors has no reason to anticipate, the proxy holders will vote for the election of such other person or persons as the Board of Directors may recommend.

Information as to Nominees

     The following table sets forth the names of the Board of Directors' nominees for election as directors. Also set forth is certain biographical information with respect to each nominee, including age, principal occupation or employment during the past five years, positions held with RSI, the periods during which he has served as a director and any other directorships held.

                         Principal Occupation or Employment
                         During the Past five Years and        Director
Name              Age    Office (if any) Held in the Company   Since
_____             ____   ___________________________________   ________
Robert E. Davis    65    Chairman of the Board since April     1992
                          27, 1995, President and Chief
                          Executive Officer since September
                          20, 1993.  Managing Director,
                          Axess Corporation since its
                          inception in 1991; prior thereto
                          served as president and chief
                          operating officer (1983-1991) of
                          Sequa Corporation, a diversified,
                          multinational, manufacturing
                          company formerly known as Sun
                          Chemical Corporation; and a
                          Director of USF&G Corp. a surety
                          company, and a Director of H&R
                          Block Corp., a personal services
                          company.

Leonard Bogner      56   President, Bogner Business            1995
                          Consultants, Inc. since its
                          formation in November 1994; prior
                          thereto, Senior Chemicals
                          Research Department Analyst,
                          Prudential Securities, a
                          brokerage firm, from May 1986 to
                          October 1994.

Alexander F. Giacco 77   Managing Director, Axess              1993
                          Corporation since its inception in
                          1991; prior thereto Chairman of
                          the Board of Directors of
                          HIMONT Incorporated, a plastics
                          manufacturing company, since
                          its formation (1983-1991), and
                          served as CEO (1987-1990. Mr.
                          Giacco is the father of Richard
                          J. Giacco.

Richard J.Giacco    44   Vice President and General Counsel,   1992
                          Axess Corporation since its
                          inception in 1991; prior
                          thereto served as associate
                          general counsel for Safeguard
                          Scientifics, Inc., a computer
                          software and electronics
                          company since 1985.  Mr. Giacco
                          is the son of Alexander F.
                          Giacco.



                         Principal Occupation or Employment
                         During the Past five Years and        Director
Name                Age  Office (if any) Held in the Company   Since
_____               ____   ___________________________________ ________
R. Michael Hendricks 59  President, Axess Corporation since    1992
                          its inception in 1991; prior
                          thereto served as president and
                          chief operating officer of HIMONT
                          Incorporated, a plastics
                          manufacturing company, since
                          1983.

Robert K. Prud'homme 49  Professor of Chemical Engineering    1981
                          at Princeton University since
                          1978; Consultant to FMC, Inc.,
                          Dow Chemical Company and DuPont,
                          Inc.



                         EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation paid or accrued by the Company for services rendered during the 12-month periods ended December 31, 1994, 1995, and 1996, to the Company's chief executive officer and the four most highly compensated executives of the Company whose aggregate salary exceeded $100,000 for the 12-month period ended December 31, 1996 (the "Named Executive Officers"):

                       SUMMARY COMPENSATION TABLE

                                                                    Long Term
                                                                  Compensation
                                     Annual Compensation             Awards
                                 _______________________________   __________
                                                      All other     Securities
                                    Salary          Compensation    Underlying
Name and Principal Position    Year   ($)     Bonus     ($)  (1)      Options
___________________________   _____ _______   ______   _____________ __________
Robert E. Davis (2)          1996   150,000      0             0             0
  Chief Executive Officer    1995   150,000      0             0             0
  And President              1994   150,000      0             0             0

Alan R. Eschbach             1996   161,313      0         3,289        28,000
  Executive Vice President,  1995   153,948  4,996         3,150
  Chief Operating Officer    1994   140,627      0         2,728

Ronald F. Garritano          1996   144,687      0         2,889        18,000
  Vice President,            1995   140,658  3,293         2,809
  Technology                 1994   137,314      0         2,731

John C. Fuhrmeister (3)      1996   124,363      0         2,430        18,000
  Vice President, Finance    1995   121,047  2,770         1,986
  & Administration           1994    98,434      0         2,086

                                                                    Long Term
                                                                  Compensation
                                     Annual Compensation              Awards
                                 _______________________________   __________
                                                        All other   Securities
                                     Salary            Compensation Underlying
Name and Principal Position    Year    ($)    Bonus     ($)  (1)      Options
___________________________   _____ _______   ______   _____________ __________
Matthew Bilt                 1996   115,582      0         1,425         9,400
  Vice President, Human      1995   114,423  2,585         1,386
  Resources                  1994   102,537      0         1,830


(1)  Company contributions under the Savings and Investment Retirement
     Plan.
(2)  Mr. Davis became president and CEO of the Company on September 20,
     1993 and received no compensation from RSI for services rendered for the balance of 1993. Effective January 1, 1994, RSI and Axess agreed that RSI will pay to Axess a management fee equal to $150,000 per year for said services. All of Mr. Davis's compensation is paid by Axess.
(3) Effective May 23, 1997, Mr. Fuhrmeister was no longer employed by the Company.

Option Grants, Exercises, and Year-End Value

     The following table contains information concerning the grant of stock options under the 1996 Plan to the Named Executive Officers during the last fiscal year.

          OPTION GRANTS IN LAST FISCAL YEAR - INDIVIDUAL GRANTS
                     Number of
                     Securities Percent of
                     Underlying Total Options                     Grant
                     Options    Granted to   Exercise             Date
                     Granted    Employees in  Price   Expiration  Present
Name                 (#) (1)    Fiscal Year  $/Sh) (2)  Date      Value(3)
_____                _________   _________    ______  ________     _______
Alan R. Eschbach       28,000     19.2%       $1.75  06-20-2006   $22,708
John C. Fuhrmeister(4) 18,000     12.3%       $1.75  06-20-2006   $14,598
Ronald F. Garritano    18,000     12.3%       $1.75  06-20-2006   $14,498
Matthew Bilt            9,400      6.4%       $1.75  06-20-2006   $ 7,623

______________
(1) Options become exercisable in four equal annual installments beginning June 20, 1997.
(2) Based on the closing price of Common Stock reported on the Nasdaq
    Stock Market on the day of grant, or if no sale of stock had been made on such day, on the next preceding day on which any such sale shall have been made.
(3) The dollar amounts under this column are the result of calculations based on the Black-Scholes option pricing model with the following: risk-free interest rate of 6.67%, expected volatility of 50.48%, and an expected life of four years.
(4)  Effective May 23, 1997, the Company no longer employed Mr.
  Fuhrmeister.  All of Mr. Fuhrmeister's options will terminate on August
  21, 1997.

Options Exercises and Holdings

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the last fiscal year.


Aggregated Option Exercises in Last Fiscal year and FY-End Option Values

                  Number of Securities       Value of Unexercised
                  Underlying Unexercised        In-the-Money Options at
                  Options at 12-31-96 (#)         12-31-96 ($) (1)
                 Exercisable  Unexercisable  Exercisable  Unexercisable
                 ___________  _____________  __________   ____________
Alan R. Eschbach        0        28,000           0         $5,250
John C. Fuhrmeister (2) 0        18,000           0         $3,375
Ronald F. Garritano     0        18,000           0         $3,375
Matthew Bilt            0         9,400           0         $1,763

______________
(1) Market value of in-the-money shares on December 31, 1996 ($1.94), less option exercise price.
(2) Effective May 23, 1997, the Company no longer employed Mr.
    Fuhrmeister. All of Mr. Fuhrmeister's options will terminate on August 21, 1997.


Board Committees

     The Board of Directors has a Stock Option and Compensation Committee (the "Compensation Committee"), which is responsible for administering the Option Plan. The members of the Compensation Committee are Messrs. Bogner, Hendricks, and R. Giacco. During the 12-month period ended December 31, 1996, the Compensation Committee held one meeting.

     The Board of Directors has an Audit Committee which reviews the scope and procedures of the audit activities of the independent auditors and their reports on their audits. It also reviews reports from RSI's financial management and independent auditors on compliance with corporate policies and the adequacy of RSI's internal accounting controls. The members of the Audit Committee are Messrs. Hendricks and Bogner, and Dr. Prud'homme. The Audit Committee held one meeting during the 12-month period ended December 31, 1996.

Attendance at Meetings

     During the 12-month period ended December 31, 1996, the Board of Directors held four meetings. No director attended fewer than 75% of the meetings.

Compensation of Directors

     Non-employee directors of the Company are paid an annual retainer fee of $3,000, plus $1,000 per Board meeting attended in person and reimbursement of their travel expenses. No fees are paid for committee meetings or special telephone meetings.

Employment Agreements

     The Company amended and restated written employment agreements with Messrs. Eschbach and Garritano in September 1996. Also in September 1996, the Company entered into written employment agreements with Messrs. Bilt and Fuhrmeister. Under these agreements, base annual salary for 1996 is $149,100 for Mr. Eschbach, $131,082 for Mr. Garritano, and $101,920 for Mr. Bilt, all subject to discretionary increase by the Board of Directors. The employment agreements have an initial term of one year and can be continued from year to year thereafter.

Compensation Committee Report on Executive Compensation

     Decisions on compensation of RSI's executives generally are made by the three-member Compensation Committee. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of RSI's executive officers are approved by the full Board of Directors.

     Executive Compensation Policies. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist RSI in attracting and retaining qualified executives. Target levels of the executive officers' overall compensation are intended to be consistent with others in the Company's industry, but are increasingly being steered toward programs contingent upon the Company's performance. Compensation paid to RSI's Named Executive Officers in 1996 consisted of base salary.

     All the Named Executive Officers, other than Mr. Davis, are employed pursuant to written employment agreements which establish their base
annual salary.   The terms of the agreements in the judgment of the
Compensation Committee are standard and appropriate for these executives and accordingly were endorsed by the Compensation Committee and ratified by the remaining members of the Board.

     Compensation increases for all the executive officers will be based upon the achievement of specific operating objectives assignable to the executive officers as a group and/or individually. These objectives will include, but are not limited to, the successful accomplishment of milestones in RSI's long-term strategic plan and the achievement of each year's operating budget.

     All executive officers are entitled to receive incentive compensation based on the performance of such officer. In this regard, on January 27, 1994, the Compensation Committee approved an incentive pay system (the "Incentive System"). The Incentive System has been designed to motivate job performance and increase organizational productivity. Under the Incentive System, the Company will establish and fund an incentive pool based on achievement by the Company of performance objectives relating to profit, cash flow, revenue and cost reduction. Participation in this program will be limited to select key positions to be designated by the Compensation Committee. Participants must be in the program for an entire calendar year before being eligible for a bonus, subject to exceptions made for newly hired employees. The incentive pool will be distributed to designated participants proportionately based on the relationship that an individual's base pay has to the aggregate base pay of all participants.

     The 1996 incentive pool was established on a restrictive level based upon profitability forecasts, to be funded based on a formula of performance objectives relating to revenue, operating income, cash management, and cost reductions. The 1996 financial results did not trigger a pay-out under the program guidelines and no bonus pool was distributed. A similar incentive pool was established in 1997. The 1997 incentive pool is based on a formula of performance objectives relating to revenues, operating income, cash management, and cost reductions after a minimum operating income is achieved. Based upon the 1997 incentive bonus criteria, the pay-out range would be between $85,000 and $169,000, providing all objectives are met.

     The Compensation Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Thus, the Compensation Committee may increasingly utilize these elements in compensation packages for its executive officers.

     Named Executive Officers, other than Mr. Davis, may be granted options to purchase Common Stock and are eligible to participate on the same terms as non-executive employees in the Company's Savings and Investment Retirement Plan (the "Savings Plan"), a broad-based plan which accords benefits based on pre-established formulas and eligibility criteria, as well as Company group life and health insurance plans. All decisions with respect to option grants will be made solely by the Compensation Committee, subject to approval by the full board of Directors. In June 1996, the Compensation Committee granted the Named Executive Officers, other than Mr. Davis, stock options under the 1996 Stock Option Plan. (See Option Grants, Exercises, and Year-End Value.)

     President and CEO Compensation. As chief executive officer of RSI, Mr. Davis did not receive any compensation from the Company. The Company agreed to pay Axess a management fee of $150,000 per year for services to be rendered by Mr. Davis. Mr. Davis has devoted substantially all of his time on behalf of Axess to RSI.

                              Respectfully submitted,

                              Stock Option and Compensation Committee

                              Leonard Bogner
                              R. Michael Hendricks
                              Richard J. Giacco

Stock Performance Chart
     The following table sets forth comparative information regarding RSI's cumulative shareholder return on Common Stock over the last five fiscal years ended December 31, 1996. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. RSI's cumulative shareholder return based on an investment of $100 at the beginning of the five-year period beginning January 1, 1992 is compared to the cumulative total return of the Nasdaq Market Index and an index comprised of public companies whose securities have been trading publicly since January 1, 1992 and which report under the standard industrial classification code 3826 (31 companies excluding
RSI) (the "Peer Group Index").


                     COMPARISON OF CUMULATIVE TOTAL

                            Return Among RSI,
                Peer Group Index, and NASDAQ Market Index
               for the Five Years Ended December 31, 1996



<CHART>

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                     December 31,
                         1992   1993   1994   1995   1996
                         ____   ____   ____   ____   ____


    RSI            100    72.73  50.00  45.45  54.55  70.45

    Peer Group     100   105.59 109.99  98.75 158.25 189.37

    Nasdaq Market  100   100.98 121.13 127.17 164.96 204.98



Source:  Media General Financial Services

             Certain Relationships and Related Transactions

     Mr. Robert E. Davis became president and CEO of the Company on September 20, 1993. He was compensated by Axess Corporation through December 31, 1993. Effective January 1, 1994, the Company and Axess verbally agreed that the Company will pay to Axess a management fee, equal to $150,000 per year. Included in accrued liabilities at December 31, 1996 is $450,000 for said services.

     On March 7 and 25, 1994, Axess issued the Company's UK subsidiary subordinated term notes of $150,000 and $225,000, respectively, due January 1, 1996, bearing interest at a rate equal to the British Prime Rate plus 1.5% (7.75% at December 31, 1995).

     In 1995, Axess provided $2,400,000 in additional working capital to the Company in the form of subordinated debt. The subordinated debt was to mature on April 30, 1996 and bore interest at 12% payable monthly. In addition, Axess agreed that it would extend the maturities on all debt obligations ($3,715,000 at December 31, 1994) of the Company to Axess until April 30, 1996. At the same time, Axess also agreed to defer interest payments on all debt obligations through September 30, 1995.

     On September 30, 1995, Axess agreed that it would continue the deferral of interest on all debt obligations, including the notes with the UK subsidiary, totaling $6,115,000 through December 31, 1995.

     On February 23, 1996, Axess and the Company consolidated all of the outstanding domestic notes described above, totaling $5,740,000, along with deferred interest amounting to $517,972, into a new subordinated note for an aggregate amount of $6,257,972. The new note bears interest at 12% payable monthly and is due February 28, 1999.

     On March 6, 1996, the Company paid to Axess $375,000, in payment of the Company's two UK Subsidiary notes, plus interest in the amount of $27,417, for an aggregate amount of $402,417.


           RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                              (Proposal 2)

     The Board of Directors of RSI has appointed Coopers & Lybrand L.L.P. as independent auditors to audit the books and accounts of RSI for the year ending December 31, 1997, and recommends that the appointment of such auditors be ratified by the shareholders. Coopers & Lybrand L.L.P. completed the audit of the books and accounts of RSI for the fiscal year ended December 31, 1996, and has been RSI's independent auditor since September 13, 1993. The Board of Directors believes that the selection of an independent auditor to audit the books and accounts of RSI prepared by management is an appropriate matter for shareholder consideration. If the shareholders do not ratify the selection of Coopers & Lybrand L.L.P., the Board of Directors will consider the selection of another firm of independent certified public accountants to audit the books and accounts for RSI for the year ending December 31, 1997. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting and will have the opportunity to make a statement (if they so desire) and to be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" Proposal 2.

                          SHAREHOLDER PROPOSALS

     Any proposals by shareholders of RSI to be considered for inclusion in RSI's Proxy Statement relating to RSI's 1998 Annual Meeting of
Shareholders must be in writing and received by RSI, at its principal office, no later than February 9, 1998.

                                 GENERAL

     The Board of Directors knows of no other matters to be presented for consideration at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying form of proxy will vote on such other matters in accordance with their judgment of the best interests of RSI.


     RSI HAS PROVIDED TO SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 29, 1997, WITHOUT CHARGE, RSI'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. ADDITIONAL COPIES WILL BE PROVIDED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.


                                   By Order of the Board of Directors


                                   RICHARD J. GIACCO
                                   Secretary
June 12, 1997

                                  PROXY

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       RHEOMETRIC SCIENTIFIC, INC.

     The undersigned hereby appoints Robert E. Davis, Richard J. Giacco, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Rheometric Scientific, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company's Headquarters, One Possumtown Road, Piscataway, New Jersey, on Thursday, July 17, 1997, at 10:00 A.M., and at any adjournment or adjustments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

   (Continued, and to be marked, dated, and signed, on the other side)


                        ^ FOLD AND DETATCH HERE ^


                                ADMIT ONE

                             Open House Tour

                          Please Join Us Early

             Group Tours beginning 9:00, 9:15, and 9:30 a.m.
                Before our Annual Meeting of Shareholders

                         Thursday, July 17, 1997
                           One Possumtown Road
                          Piscataway, NJ 08854

                                                Please mark your   /X/
                                                votes as indicated
                                                in this example

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.  ELECTION OF DIRECTORS

Nominees:  Robert E. Davis, Leonard Bogner, Alexander F. Giacco, Richard
J. Giacco, R. Michael Hendricks, Robert K. Prud'homme

/_/ FOR all nominees listed to the right (except as marked to the contrary)

/_/ WITHHOLD AUTHORITY to vote for all nominees listed to the right.


WITHHELD FOR: (Write that nominee's name in the space provided below).

_____________________________________________________________________

2.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    /_/  FOR        /_/ AGAINST         /_/ ABSTAIN


I plan to attend the meeting     /_/ Yes   /_/ No


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.


Signature: _____________ Signature: _____________ Date: _____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
_________________________________________________________________________
                        ^ FOLD AND DETACH HERE ^

          One of the challenges we face as manufacturers today is to remain competitive within an increasingly sophisticated market. Today's customers demand quality. To ensure our products continue to meet our customer's expectations, RSI began implementing an ISO 9001 program, an international quality standard, during 1996. We anticipate becoming ISO
9001 certified before the end of 1997.   Our Mission Statement below
expresses our commitment.



<LOGO>                      MISSION STATEMENT

   We are...
* dedicated to developing and producing the highest quality rheological and thermal analysis instrumentation to serve the needs of the worldwide community in applications ranging from research to process control and quality control.
* constantly striving to provide cost effective and technically superior products that return a sound profit to our shareholders.
* committed to continuously improving the quality of our products and services to our internal and external customers and to give priority and attention to their concerns.
* dedicated to maintaining a work environment that is clean, safe, and nondiscriminatory for all employees.